UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

 Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ss.240.14a-12

NORTHERN LIGHTS FUND TRUST

(Name of Registrant as Specified In Its Charter)

__________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[Add Address and Telephone Number]

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

NORTHERN LIGHTS FUND TRUST

450 Wireless Boulevard

Hauppauge, NY  11788

(631) 470-2600

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

THE GAMING AND CASINO FUND

To be held February 23, 2007

To the Shareholders of the Gaming and Casino Fund:

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Gaming and Casino Fund (the “Fund”), a series of Northern Lights Fund Trust (the “Trust”), will be held at 10 a.m. (Eastern time), on  Friday, February 23, 2007 at the offices of the Trust, 450 Wireless Boulevard, Hauppauge, NY 11788.

At the Special Meeting, you will be asked to consider and vote on the following proposals:

1.

Proposal to approve an investment management agreement between the Trust, on behalf of the Fund, and Ladenburg Thalmann Asset Management Inc. (“LTAM”).

2.

Proposal to approve a sub-advisory agreement between LTAM and Ahrens Advisors, LP, the current investment adviser for the Fund.

3.

Proposal to approve a Rule 12b-1 plan of distribution for the Fund.

4.

Any other business that may properly come before the meeting or any adjournments thereof.

Information concerning the proposals is provided in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on January 12, 2007 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof.  You may vote at the Special Meeting (or any adjournments thereof) only if you were a shareholder of record of the Fund as of January 12, 2007.

We urge you to spend a few minutes reviewing the proposals in the Proxy Statement and encourage you to vote.  If you attend the Special Meeting, you may vote your shares in person.  If you do not expect to attend the Special Meeting, please vote by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  It is extremely important that your shares be represented at this Special Meeting, no matter how many shares you own. Your prompt response will help to avoid the additional expense of further solicitation.  We ask your cooperation in returning your signed proxy card promptly.

Please read the enclosed materials carefully and provide your voting instructions.

By Order of the Board of Trustees,

Hauppauge, NY

__________________

Emile R. Molineaux, Secretary

January 31, 2007

QUESTIONS AND ANSWERS

Northern Lights Fund Trust (the “Trust”) is a Delaware statutory trust consisting of several publicly offered funds, including the Gaming and Casino Fund.  The accompanying Proxy Statement pertains only to matters affecting the Gaming and Casino Fund (the “Fund”).  The following Questions and Answers are intended to provide an overview of the information provided in the Proxy Statement.  If you have any questions, please do not hesitate to call us at (877) 843-4223.

Q.         Who is eligible to vote?

A.         Shareholders of record of the Fund as of the close of business on January 12, 2006 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q.         On what proposals am I being asked to vote?

A.         You are being asked to consider and vote on the following three proposals:

•

Under Proposal 1, you are being asked to approve an investment management agreement (the “Proposed Investment Management Agreement”) between the Trust, on behalf of the Fund, and Ladenburg Thalmann Asset Management Inc. (“LTAM”) pursuant to which LTAM will provide investment management services to the Fund.

•

Under Proposal 2, you are being asked to approve a sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) between LTAM and Ahrens Advisors, LP. (“Ahrens”), the current investment adviser for the Fund.  Pursuant to the Proposed Sub-Advisory Agreement and subject to the oversight and supervision by LTAM and the officers and Board of Trustees of the Trust (the “Board”), Ahrens will continue the day-to-day management of the investment and reinvestment of the assets of the Fund.

•

Under Proposal 3, you are being asked to approve a Rule 12b-1 distribution plan (“Distribution Plan”) for the Fund pursuant to which it will pay Ladenburg Thalmann & Co. Inc., the Fund’s new distributor, a fee computed at the annual rate of 0.25% of the Fund’s average daily net assets for the provision of account maintenance and distribution services.

INFORMATION ABOUT PROPOSALS 1 AND 2

Q.         Why am I being asked to approve the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement under Proposals 1 and 2, respectively?

A.

The Board has approved LTAM as investment manager and Ahrens as sub-adviser of the Fund.  Under the Investment Company Act of 1940 (“1940 Act”), shareholders of the Fund also must approve the arrangements before they can become effective.

Q.         How will my approval of these proposals affect the management and operation of the Fund?

A.         Ahrens has been the investment adviser of the Fund responsible for its day-to-day management since the Fund’s inception.  Under Proposal 1, LTAM will provide investment management services to the Fund.  However, under Proposal 2, LTAM will delegate day-to-day portfolio management duties to Ahrens so that Ahrens would continue to be responsible for the purchase, retention and disposition of the securities in the Fund’s investment portfolio, in accordance with the stated investment objective of the Fund.

Q.         What are the primary reasons for the selection of LTAM as investment manger and Ahrens as sub-adviser for the Fund?

A.         The Board weighed a number of factors in reaching its decision regarding the approval of LTAM as investment manager for the Fund, including the history, reputation, qualifications and resources of LTAM and that of their investment personnel.  In approving Ahrens as sub-adviser for the Fund, the Board considered Ahrens’s qualifications to implement the investment objective of the Fund; Ahrens’s skills and performance record in managing assets of the Fund since its inception; and the fact that Ahrens would continue to be responsible for the day-to-day management of the Fund.

Q.         Do the proposed changes mean that the Fund’s investment objective or principal investment strategies are being changed?

A.         No.  Approving LTAM as investment manager and Ahrens as sub-adviser will not alter the Fund’s investment objective or investment strategies.

Q.         Do the proposed changes mean that the Fund’s investment advisory fee will increase?

A.         No.  The investment advisory fee paid by shareholders will not be affected if shareholders approve the Proposed Investment Management Agreement or the Proposed Sub-Advisory Agreement.  The Fund will pay the same investment management fee to LTAM that it currently pays to Ahrens under the Fund’s current investment management agreement with Ahrens.  LTAM would then pay Ahrens a portion of the management fee it receives from the Fund.   Your approval of the Proposed Investment Management Agreement and Proposed Sub-Advisory Agreement will not increase the management fees or overall expenses of the Fund, or decrease the nature, extent, or quality of services provided to the Fund.

Q.         Are there any differences between the current investment management agreement and the Proposed Investment Management Agreement?

A.         There are no material differences between the current investment management agreement and the Proposed Investment Management Agreement other than the identity of the investment manager.

INFORMATION ABOUT PROPOSAL 3

Q.         Why am I being asked to approve the Distribution Plan for the Fund?

A.         The Board has approved the Distribution Plan for the Fund.  Pursuant to the 1940 Act, shareholders of the Fund also must approve the Plan before it can be implemented.

Q.

How will the Fund benefit under the Distribution Plan if Proposal 3 is approved?

A.

The fees payable under the Plan are likely to facilitate marketing efforts for, and increase the   distribution potential and availability of, the Fund.  Potentially, the operation of the Plan could result in the retention of assets and additional sales of Fund shares, thereby increasing Fund assets. The Fund could benefit from expense reductions due to economies that could result from a larger asset base.  A larger asset base also allows for more flexibility in managing the investments of the Fund’s portfolio.

Q.

Will the fees and expenses of the Fund increase under the Distribution Plan if Proposal 3 is approved?

A.       Although the Distribution Plan provides for additional expenses to be charged to the Fund, the Fund's net operating expenses will be contractually maintained at levels existing prior to the addition of the distribution fee thereunder until at least May 31, 2008.  After that date, the Fund’s net operating expenses could be higher; however, it is anticipated that the expense limitation agreement will be renewed annually until Fund assets reach target levels.

GENERAL VOTING INFORMATION

Q.         Who is asking for my vote?

A.         The Board is requesting your vote on the proposals discussed more fully in the accompanying Proxy Statement.  The Board unanimously voted to approve the proposals on December 18, 2006, and recommends that you vote FOR each proposal.

Q.         What vote is required?

A.         Approval of each proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (i) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Q.         How may I vote my shares?

A.         You may attend the Special Meeting and vote in person or you may complete and return the enclosed proxy card.  Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified.  If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to GRANT discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (i) filing with the Fund a written notice of revocation, (ii) timely voting a proxy bearing a later date or (iii) by attending the Special Meeting and voting in person.

Q.         How can a quorum be established?

A.         A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q.         Can shareholders submit additional proposals?

A.         The Trust and the Fund are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust at 450 Wireless Boulevard, Hauppauge, NY 11788 so they are received within a reasonable time before any such meeting.  No business other than the matters described above is expected to come before the Special Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

Q.         What will happen if there are not enough votes to approve the proposals?

A.         It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust or Ahrens, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q.         How do I sign the proxy card?

A.          INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.  The individual executing the proxy card can show this in the form of the account registration itself or.

            For example, a trustee for a trust should include his or her title when he or she signs, such as “Jane Doe, Trustee”; or an authorized officer of a company should indicate his or her position with the company, such as “John Smith, President.”

Your vote is important.  Please call (877) 843-4223 if you have any questions about this proxy statement or the enclosed proxy.  Even if you plan to attend the Special Meeting, you can vote in advance.  Please be sure to cast your vote as soon as possible.

NORTHERN LIGHTS FUND TRUST

450 Wireless Boulevard

Hauppauge, NY  11788

(631) 470-2600

SPECIAL MEETING OF SHAREHOLDERS

OF THE

GAMING AND CASINO FUND

TO BE HELD ON February 23, 2007

PROXY STATEMENT

This Proxy Statement is furnished to the shareholders of the Gaming and Casino Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of proxies to be used at a special meeting (the “Special Meeting”) of shareholders to be held on February 23, 2007, or any adjournment or adjournments thereof.  The Special Meeting will be held at the Fund’s principal executive offices at 450 Wireless Boulevard, Hauppauge, NY 11788, at 10 a.m.  This Proxy Statement and attached materials will first be mailed on or about January 31, 2007, or as soon as practicable thereafter.  The close of business on January 12, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting.  Each shareholder shall be entitled to one vote for each full share and a fractional vote for each fractional share owned by such shareholder (determined as of the Record Date) on any matter on which such shareholder is entitled to vote.

Proposals

At the Special Meeting, you will be asked to consider and vote on the following proposals:

1.

Approve an investment management agreement between the Trust, on behalf of the Fund, and Ladenburg Thalmann Asset Management Inc. (“LTAM”).

2.

Approve a sub-advisory agreement between LTAM and Ahrens Advisors, LP, the current investment adviser for the Fund.

3.

Approve a Rule 12b-1 plan of distribution for the Fund.

4.

Consider any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees is soliciting your vote.  The cost in connection with this proxy solicitation will be shared among the Trust, LTAM and Gemini Fund Services, LLC.  The Trust will pay the cost of printing and mailing this Proxy Statement to shareholders, which is estimated to be less than $3000. LTAM will pay the expenses for legal services, including fees for outside counsel, in connection with preparation of this Proxy Statement. Gemini Fund Services, LLC will pay costs in connection with preparing other related materials to be submitted to the Board for its review as well as the expense of monitoring, collecting and tabulating the shareholder vote and organizing and running the Special Meeting.   Total costs for all proxy-related matters are estimated to be no greater than $20,000.

The Fund’s Semi-Annual Report to Shareholders dated July 31, 2006 is available upon request and free of charge.  To obtain a copy, please call us at (877) 843-4223.   You may also request a copy by writing to The Gaming and Casino Fund, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788.

PROPOSAL 1:  APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Background

At its meeting held on December 18, 2006, the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) discussed Proposal 1 described in this Proxy Statement.  The Board, including the trustees who are not “interested persons” as that term is defined under the Investment Company Act of 1940 (“Independent Trustees”), voted unanimously to approve an investment management agreement (“Proposed Investment Management Agreement”) between the Trust, on behalf of the Gaming and Casino Fund (the “Fund”), and Ladenburg Thalmann Asset Management Inc. (“LTAM”), retaining LTAM as investment manager for the Fund.  The Board, including the Independent Trustees, also voted unanimously to recommend that shareholders approve the Proposed Investment Management Agreement.

Description of the Agreement

A copy of the Proposed Investment Management Agreement is included with this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Proposed Investment Management Agreement.  The Proposed Investment Management Agreement is the same as the Trust’s current investment management agreement with Ahrens Advisors, LP (“Ahrens”) in all material respects except that LTAM replaces Ahrens as investment manager of the Fund.  Pursuant to the Proposed Investment Management Agreement, LTAM is responsible for, among other things, formulating a continuing program for the investment of the Fund’s assets in a manner consistent with the Fund’s investment objective, policies and restrictions and determining from time to time the securities to be purchased, sold, retained or lent by the Fund, and implementing those decisions.  The Proposed Investment Management Agreement also provides that, subject to Board and shareholder approval, LTAM may delegate to one or more sub-advisers, at its own cost and expense, its responsibility to manage the investments of the Fund.  The Agreement further provides that retention of a sub-adviser shall in no way reduce the responsibilities or obligations of LTAM under the Agreement.  LTAM shall be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of LTAM’s duties under the Agreement.

For the services provided under the Proposed Investment Management Agreement, the Fund agrees to pay LTAM a management fee equal to 0.90% of the Fund’s average daily net assets – the same fee it pays to Ahrens under the current investment management agreement.  The Proposed Investment Management Agreement may be terminated by either party, without the payment of any penalty, upon 60 days’ written notice to the Trust. Additionally, the Proposed Investment Management Agreement shall terminate automatically in the event of its assignment.

Board Considerations

As mentioned above, the Board, including all of the Independent Trustees, held a meeting on December 18, 2006, to consider the Proposed Investment Management Agreement.  At that meeting, the Board considered a variety of factors and reviewed information in connection with its consideration of the Proposed Investment Management Agreement. The Board, including the Independent Trustees, evaluated and considered, among other things, written information provided in advance of the meeting by LTAM as well as answers to questions posed by the Board to representatives of LTAM.

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusion with respect to the Proposed Investment Management Agreement.

The Board examined the nature, extent and quality of the services to be provided by LTAM to the Fund.  The Board evaluated LTAM’s investment management experience, noting particularly the experience of LTAM’s key personnel, and LTAM’s management resources and financial strength.  The Board reviewed LTAM’s experience in managing or separate accounts and pooled investment vehicles. The Board noted that an affiliate of LTAM currently serves as manager to a registered mutual fund with over $30 million in assets under management.

The Board also reviewed LTAM’s financial statements and found LTAM to be financially stable and capable of maintaining the Fund’s expense cap.  The Board noted that LTAM had over $500 million in assets under management and that most of LTAM’s separate accounts are equity accounts of high net worth individuals.

  The Board also noted the terms of the Proposed Investment Management Agreement and the responsibilities of LTAM, including the responsibility for overall management of the investment operations and composition of the Fund’s portfolio in accordance with its investment objective and strategies as stated in the Fund’s Prospectus and Statement of Additional Information, as from time to time in effect.  The Board also considered LTAM’s capacity, in its role as manager of the Fund, to oversee the investment sub-advisory services performed by Ahrens.  The Board noted that while LTAM has not managed a mutual fund, it has extensive experience with pooled accounts such as hedge funds.  In addition, LTAM’s affiliate manages a mutual fund, and the two companies share the same key personnel.  The Board concluded that LTAM has the resources and the ability to provide quality services to the Fund.

The Board considered that the management fee payable to LTAM under the Proposed Investment Management Agreement would be the same fee that the Fund currently pays to Ahrens for management of the Fund.  The Board also reviewed comparative information about management fees paid by other funds in the Fund’s peer group as well as those fees LTAM charges its other clients.  The Board noted that the Fund’s management fee is below the peer group average. The Board also reviewed fees paid to LTAM by it’s other investment management clients and concluded that the Fund’s advisory fee is substantially lower in almost every instance.  Further, the Board noted that LTAM has agreed to waive a portion of its management fee from the Fund in accordance with the contractual management fee waiver agreement (the “Expense Limitation Agreement”) between LTAM and the Trust, on behalf of the Fund.  In light of the net asset levels of the Fund and the costs of services to be provided by LTAM, the Board concluded that the cost of services to be provided and the profits to be realized by LTAM would be reasonable in light of the services it has undertaken to provide to the Fund.

The Board considered whether the Fund would benefit from economies of scale as a result of its relationship with LTAM, including any potential economies of scale which may result from the distribution efforts of LTAM’s parent company, Ladenburg Thalmann & Co. Inc., the Fund’s proposed new distributor (as discussed in Proposal 3).  In this regard, the Board considered the 12b-1 and other fees potentially to be paid to Ladenburg Thalmann & Co., Inc. in connection with its proposed distribution efforts on behalf of the Fund.  The Board concluded that the management fee structure for the Proposed Investment Management Agreement was reasonable and that no adjustments were necessary to reflect potential economies of scale.

The Board, having requested and received such information from LTAM as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Investment Management Agreement, unanimously approved the Proposed Investment Management Agreement.  If the shareholders of the Fund do not approve this Proposal 1, the Board will take such further action as it may deem to be in the best interests of the Fund’s shareholders.  Shareholders should be aware that, if LTAM is approved as the adviser, LTAM and Gemini Fund Services, LLC (the Fund’s administrator) intend to enter into a Joint Venture Agreement that will assist LTAM with its obligations to limit fund expenses.   The terms of the joint venture are described on page __, under the heading “ADDITIONAL INFORMATION - Interest of Certain Persons in the Proposals.”

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

PROPOSAL 2:  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

Background

Ahrens currently serves as investment adviser to the Fund pursuant to an investment management agreement that was approved by the Board on March 6, 2006 and by the initial shareholder of the Fund on March 30, 2006.  Ahrens has waived all fees under the current investment management agreement.  At its meeting held on December 18, 2006, the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) discussed Proposal 2 described in this Proxy Statement.  The Board, including the Independent Trustees, voted unanimously to approve an investment sub-advisory agreement (“Proposed Sub-Advisory Agreement”) between LTAM and Ahrens.  The Board, including the Independent Trustees, also voted unanimously to recommend the shareholders approve the Proposed Sub-Advisory Agreement, attached hereto as Exhibit B.

Description of the Agreement

A copy of the Proposed Sub-Advisory Agreement is included with this Proxy Statement as Exhibit B, which qualifies in its entirety the following description of the Proposed Sub-Advisory Agreement.  The Proposed Sub-Advisory Agreement differs from the current investment advisory agreement in that LTAM, and not Ahrens, is ultimately responsible for overall management of the Fund.  Pursuant to the Proposed Sub-Advisory Agreement, LTAM delegates to Ahrens responsibility to provide day-to-day management of the Fund’s investment portfolio.  In particular, Ahrens shall furnish an investment program for the Fund and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, or other investments.  Ahrens shall carry out its responsibilities in compliance with:  (a) the Fund’s investment objectives, policies, and restrictions as set forth in the Fund’s current prospectus and statement of additional information, (b) such policies or directives as the Fund’s Trustees may from time to time establish or issue and communicate to Ahrens in writing, and (c) applicable law and related regulations.  In this connection, Ahrens shall provide LTAM and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Ahrens’s management of the Fund’s assets.   Consistent with the requirements of the 1940 Act and applicable state law, Ahrens, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, shall not be liable for any loss arising out of any investment.

The fee structure of the Proposed Sub-Advisory Agreement also differs from the current investment management agreement.  Under the Proposed Sub-Advisory Agreement, LTAM engages, at its own expense, the services of Ahrens in connection with LTAM’s management of the Fund. For the services provided and the expenses assumed with respect to the Fund, LTAM agrees to pay Ahrens a monthly fee equal to 40 of the 90 basis points annual management fee that the Fund is obligated to pay LTAM under its Investment Management Agreement.  If, in any fiscal year, the aggregate expenses of the Fund exceed any applicable expense limitation, and LTAM, pursuant to the Expense Limitation Agreement it entered into with the Trust, on behalf of the Fund, waives all or a portion of its management fee or reimburses the Fund for expenses to the extent required to satisfy such limitation, the fee paid to Ahrens will be reduced pro rata by the amount of any such waiver of the management fee.  The Fund will not pay any fees directly to Ahrens as the sub-adviser.

The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty: (1) by LTAM or by the vote of a majority of the Trustees of the Trust, on not less than 30 days nor more than 60 days’ written notice to Ahrens, or (2) by Ahrens on not less than 30’ days nor more than 60 days’ written notice to the LTAM, or (3) by either party immediately upon written notice to the other party in the event of a breach of any provision of the Proposed Sub-Advisory Agreement.  The Proposed Sub-Advisory Agreement shall terminate automatically in the event of its assignment or in the event of the termination of the Proposed Investment Management Agreement between the Fund and LTAM.

Board Considerations

The Board, including all of the Independent Trustees considered the Proposed Sub-Advisory Agreement at its meeting held on December 18, 2006.  At that meeting, the Board considered a variety of factors and reviewed a significant amount of information, including information received on an ongoing basis at meetings of the Board and the Audit Committee. The Board, including the Independent Trustees, also evaluated and considered, among other things, written information provided in advance of the meeting by Ahrens as well as answers to questions posed by the Board to representatives of Ahrens.

The Board did not identify any particular information that was all-important or controlling.  The approval determination was made on the basis of each Trustee’s business judgment after considering all of the factors taken as a whole.  Below is a discussion of the information considered by the Board, as well as the Board’s conclusion with respect to the Proposed Sub-Advisory Agreement.

The Board examined the nature, extent and quality of the services provided by Ahrens to the Fund.  The Board discussed the experience of Ahrens and the firm’s expertise in the area of gaming and casino investments.  The Board also noted the terms of the Proposed Sub-Advisory Agreement and the responsibilities of Ahrens, including the responsibility to manage the investment operations and composition of the Fund’s portfolio in accordance with its investment objective and strategies as stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect.  The Board also considered that LTAM, in its capacity as manager of the Fund, would oversee the investment sub-advisory services performed by Ahrens, and is ultimately responsible for providing portfolio management services to the Fund.  It was the consensus of the Trustees that, in light of Ahrens’ limited financial resources, the additional resources of LTAM were important to the Fund’s continued operations.  With respect to the Fund, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by Ahrens under the current investment management agreement, and determined there was a reasonable basis to conclude that Ahrens would provide satisfactory services to the Fund on a sub-advisory basis.

The Board examined information provided by Ahrens regarding the performance history of the Fund compared to the S&P 500 Index and the Morningstar Mid-Growth Category, and noted that the Fund outperformed these indices over the one-month, three-month and since-inception periods.  The Board also reviewed data that compared the performance for the Fund with that of a gaming and casino index.  The Trustees concluded that, although it was difficult to evaluate performance due to the Fund’s limited operating history, they were satisfied with the Fund’s performance.

The Board noted that the Fund would not compensate Ahrens for sub-advisory services, but rather LTAM would compensate Ahrens out of the management fee received from the Fund.  The Board also noted that, to the extent LTAM waives a portion or its entire management fee from the Fund in accordance with the Expense Limitation Agreement between LTAM and the Trust, on behalf of the Fund, Ahrens would waive an equal portion of its sub-advisory fee.

In light of the net asset levels of the Fund and the costs of services to be provided by Ahrens, the Board concluded that the cost of services to be provided are reasonable and the profits to be realized by Ahrens are likely to be relatively modest in light of the net asset levels of the Fund.

The Board considered the fact that there are no other tangible benefits to Ahrens in providing investment sub-advisory services to the Fund, other than the fee to be earned under the Proposed Sub-Advisory Agreement.  The Board noted there may be certain intangible benefits gained to the extent that serving the Fund could enhance the reputation of Ahrens in the marketplace, and, therefore, would enable Ahrens to attract additional client relationships.  The Board concluded that the benefits to be derived by Ahrens were reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

The Board considered whether the Fund has benefited from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Fund.  The Board also considered Ahrens’s waiver of fees under the Proposed Sub-Advisory Agreement.  The Board then concluded that the fee structure for the Proposed Sub-Advisory Agreement was reasonable and that no changes were necessary to reflect economies of scale.

The Board, having requested and received such information from Ahrens as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Sub-Advisory Agreement, unanimously approved the Proposed Sub-Advisory Agreement.  If the shareholders of the Fund do not approve this Proposal 2, the Board will take such further action as it may deem to be in the best interests of the Fund’s shareholders.  Shareholders should be aware that Ahrens’s financial condition is not strong and it is likely that Ahrens can not continue to subsidize fund expenses.  By hiring LTAM as the adviser and Ahrens as sub-adviser, the risk to the Fund is reduced, because Ahrens will be waiving fees but will not be reimbursing the Fund for expenses over the expense cap.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT

PROPOSAL 3:  APPROVAL OF DISTRIBUTION PLAN

Background

On December 18, 2006, the Board approved an underwriting agreement between the Trust, on behalf of the Fund, and Ladenburg Thalmann & Co. Inc., parent company of LTAM.  Pursuant to the underwriting agreement, Ladenburg Thalmann & Co. Inc. will become the principal underwriter of the Fund (the “Distributor”) replacing Aquarius Fund Distributors, LLC upon shareholder approval of the Proposed Investment Management Agreement.

At the December 18 meeting, the Board also considered the adoption of a plan of distribution for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act (“Distribution Plan” or “Plan”).  Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The Board, including the Independent Trustees, unanimously approved the Distribution Plan and voted unanimously to recommend that the Plan be presented to shareholders of the Fund for their approval.  In approving the Plan, the Trustees determined that the fees payable under the Plan are likely to facilitate marketing efforts for, and increase the distribution potential and availability of, the Fund, resulting in the increased sale of the Fund’s shares.   There can be no assurance, however, that the Fund will achieve these goals.  If shareholders approve the Distribution Plan, it is contemplated that it will become effective immediately or shortly after the date of the Special Meeting.  The Plan may be continued annually after its effective date, provided that such continuance is specifically approved by the Board of Trustees, including a majority of the Independent Trustees, pursuant to a vote cast in person at a meeting called for that purpose.  Upon shareholder approval, the Plan will take effect regardless of the outcome of the other proposals.

Description of the Plan

A copy of the Distribution Plan is included with this Proxy Statement as Exhibit C, which qualifies in its entirety the following description of the Plan.  Pursuant to the Plan, the Distributor will provide distribution and account maintenance services for the Fund.  The account maintenance services include answering routine inquiries concerning the Fund; assisting in the maintenance of accounts in the Fund and in processing purchase or redemption transactions; making the Fund’s investment plans and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request.  The distribution services include assistance in the offering and sale of shares of the Fund and in other aspects of the marketing of Fund shares to clients or prospective clients of securities dealers or brokers, administrators and others (“Recipients”) with whom the Distributor may enter into sub-agreements.

It is anticipated that providing the services described above will open a new distribution channel for the Fund, thus making it available as an attractive investment alternative in a competitive market.   The potential for increased sales and the retention of existing assets could result in the Fund acquiring a larger asset base which, in turn, allows for more efficient management and the possibility of lower expenses through economies of scale.

The Distribution Plan authorizes the Fund to pay to the Distributor, as compensation for the Distributor’s account maintenance services, an account maintenance fee, and, as compensation for Distributor’s sales and promotional activities and services under this Plan, a distribution fee at the combined rate of 0.25%, on an annualized basis of the average net assets attributable to the Fund.  The fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine.  The fees will be based upon the Fund’s average daily net assets during the preceding month, and will be calculated and accrued daily.

Because the fee to be paid under the Distribution Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Fund.  While the addition of the distribution fee would increase the Fund’s total operating expenses, LTAM has contractually agreed to waive its management fees and to reimburse expenses until May 31, 2008 at the earliest so that net operating expenses (excluding certain items) do not exceed current net operating expenses of the Fund after contractual waivers and reimbursements by the LTAM.  Thus, while the Plan provides for a 12b-1 fee to be charged to the Fund, the Fund’s net operating expenses will not increase from its current level until June 1, 2008 at the earliest.

The tables below show the current operating  expenses,  as a percentage  of average  net assets of the Fund,  incurred  by the shares of the Fund as of December 31, 2006,  and the  estimated pro forma expenses that would have been  incurred  if the Distribution Plan described in this proposal were in effect during the year.

ACTUAL Annual Fund Operating Expenses (as of December 31, 2006)
Management Fees	0.90%
Distribution (12b-1) and Shareholder Servicing Fees	None
Other Expenses (1)	12.78%
Total Annual Fund Operating Expenses	13.68%
Fee Waiver and Reimbursement(2)	11.98%
Net Expenses (2)	1.70%

____________

(1) These expenses, which include administration, fund accounting, custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(2) Ahrens has contractually agreed to reduce its fees and/or absorb expenses of the Fund until March 31, 2007 to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.70% of the average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The Board of Trustees may terminate this expense reimbursement arrangement at any time.

PRO FORMA ESTIMATED Annual Fund Operating Expenses
Management Fees	0.90%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%
Other Expenses(1)	12.78%
Total Annual Fund Operating Expenses	13.93%
Fee Waiver and Reimbursement(2)	12.23%
Net Expenses (2)	1.70%

____________

(1) These expenses, which include administration, fund accounting, custody, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund’s current fiscal year.

(2) LTAM has contractually agreed to reduce its fees and/or absorb expenses of the Fund until May 31, 2008 to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.70% of the average daily net assets, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Ahrens has contractually agreed to waive its sub-advisory fee in the same proportion as any advisory fee waiver, but will not participate in expense reimbursements. The joint venture agreement provides that GFS will waive all fees as administrator, transfer agent and fund accountant when the Fund’s assets are at or below $10 million, and will waive 50% of such fees when assets are between $10 and $50 million. To the extent that LTAM and Ahrens are waiving full fees when Fund assets exceed $10 million, and such waivers are insufficient to meet the expense cap, then GFS will waive any additional portion of its fees necessary to meet the expense cap.

The Board of Trustees may terminate this expense reimbursement arrangement at any time.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Actual Expenses reflect the current Adviser’s contractual advisory fee waivers only in year one of each period.  The Pro Forma Expenses reflect the Proposed Adviser’s contractual fee waivers only in the first year of each period, while GFS’s Administration, Fund Accounting and Transfer Agency fee waivers are reflected throughout each period.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year      3 Years      5 Years       10 Years

Actual Expenses              $   173

$ 2,759

  $ 4,916

  $8,868

Pro Forma Expenses      $    173

 $ 2799

  $ 4,978

  $8,934

The Distribution Plan further provides that the Board will be given, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purposes for which such amounts were expended.   The Plan also provides that it may not be amended to increase materially the distribution costs which the Fund may bear pursuant to the Plan without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the1940 Act) and that any material amendments to the Plan must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose.  The Plan is terminable without penalty, at any time, by a vote of a majority of the Trustees, including a majority of the Independent Trustees, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or by the Distributor upon 60 days’ written notice to the Trust.  The Plan terminates automatically in the event of its assignment.

Board Considerations

In considering the Plan, the Board took into account the benefits of making payments to the Distributor for its use in marketing, advertising and other distribution efforts to attract potential shareholders to the Fund.  The Trustees believe that there is a reasonable likelihood that the activities for which payments could be made under the Plan are likely to stimulate additional sales of the Fund’s shares and assist the Fund in increasing their present asset base in the face of competition from other funds.  The Board concluded that without an effective and attractive distribution program that is adequately funded, the Fund could be adversely affected by making it increasingly difficult to attract new investors and to retain existing investors.

The Board also considered the reasons why it is important for the Fund to attract a continuous flow of new assets.  It was recognized that it is desirable for all shareholders that the Fund sustain a flow of new investment monies.  The Board evaluated the potentially adverse effects that might result from a pattern of net redemptions and the possibility of a net cash outflow resulting therefrom.  Net cash  outflow  would  increase  the  likelihood  of having to  dispose  of portfolio  securities for other than investment  reasons at unfavorable prices while  net cash  inflow  (1)  minimizes  the need to sell  securities  to meet redemptions when investment  considerations  would indicate that they continue to be held, (2) reduces daily liquidity requirements, and (3) permits a prompt restructuring of the Fund’s portfolio without the need to dispose of present holdings.

The Trustees further considered the impact of the Plan on the Fund’s total operating expenses.  They evaluated LTAM’s commitment to enter into an agreement to waive its management fees and to reimburse expenses to limit net operating expenses (excluding certain items) to no more than the current net operating expenses for the Fund. The Trustees concluded that until June 1, 2008 at the earliest, the addition of the Plan will not result in any increase in expenses to shareholders.  In considering the Plan, the Trustees also took into account the possible benefits of the Plan to LTAM, including increased management fees payable by the Fund if its assets increase and relief of LTAM’s undertaking to reimburse Fund expenses above certain levels.

The Trustees  believe  that should the Plan not be  approved,  the Fund might not be able to attract  and retain  shareholders  and,  as a result of the inability to increase the Fund’s asset  base,  the Fund would be  burdened  with  greater  relative  costs and possibly less investment  flexibility  than would be present in a larger fund.  It was the belief of the Trustees that adoption of the Plan will enable the Fund to maintain and possibly enhance its performance and quality of its services for Fund shareholders.  If the shareholders of the Fund do not approve this Proposal 3, the Board will take such further action as it may deem to be in the best interests of the Fund’s shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED DISTRIBUTION PLAN

ADDITIONAL INFORMATION

Service Providers

The Fund’s current investment adviser and proposed sub-adviser is Ahrens Advisors, LP located at Ahrens Advisors, L.P., 1920 Abrams Parkway #373, Dallas, Texas 75214.  The Fund’s administrator is Gemini Fund Services, LLC located at 450 Wireless Boulevard, Hauppauge, New York 11788.  The Fund’s current principal underwriter is Aquarius Fund Distributors, LLC located at 4020 South 147th Street, Omaha, NE 68137.

The Fund’s proposed investment manager is Ladenburg Thalmann Asset Management Inc., a wholly owned subsidiary of the Fund’s proposed principal underwriter Ladenburg Thalmann & Co. Inc.  Ladenburg Thalmann Financial Services owns 100% of Ladenburg Thalmann & Co. Inc.  Each is located at 153 East 53rd Street, 49th Floor, New York, New York 10022.

Purchases or Sales of Securities

All purchases and sales of securities of the Fund since the beginning of the most recently completed fiscal year by any Trustee is described below.  Please note that transactions involving less than 1% of the outstanding securities of the Fund may be omitted.

Name of Trustee	Consideration	Terms of Payment
None greater than 1%

Security Ownership of Certain Beneficial Owners

The following table provides certain information as of January 12, 2007, the Record Date for the Special Meeting, with respect to those persons known to the Fund to be beneficial owners of more than 5% of the outstanding shares of the Fund:

Names and Addresses	Number of Shares Beneficially Owned	Percent of the Fund
National Financial	107,419.671	46.67%

Security Ownership of Management

The following table provides certain information as of January 12, 2007, the Record Date for the Special Meeting, with respect to the beneficial ownership of the Fund’s shares by (1) each Trustee and officer and (2) all Trustees and officers as a group:

As of the Record Date, all Trustees and officers as a group owned less than 1% of the Fund.

Principal Executive Officers and Trustees of the Trust, LTAM and Ahrens

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.

Name, Address	Principal Occupation
L. Merill Bryan 1611 W. Fort Rd. Park City Utah, 84098	Independent Trustee of the Trust; Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation; currently retired.
Anthony J. Hertl

Independent Trustee of the Trust; Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years.

Gary W. Lanzen 2515 Hardin Ridge Dr. Henderson, NV 89052	Independent Trustee of the Trust; President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)
Michael Miola 5725 E. Lone Mountain Rd. Cave Creek AZ 85331

Chairman of the Trust; Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).

Andrew Rogers, 450 Wireless Blvd. Hauppauge, NY 11788

President of the Trust; President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager, Fund Compliance Services, LLC (since 3/2006); Manager (since 3/2006) and President (since 2004), GemCom LLC.

Emile R. Molineaux, 450 Wireless Blvd. Hauppauge, NY 11788

Secretary of the Trust; General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788

Treasurer of the Trust;  Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

Michael Wagner 450 Wireless Blvd. Hauppauge, NY 11788

CCO of the Trust;  President (4/06-present) and Chief Operating Officer (9/04–3/06) of Fund Compliance Services, LLC; President and Manager, Gemini Fund Services, LLC (4/04-3/06); Director of Constellation Trust Company.

The following table provides the name, address and principal occupation of the principal executive officers and directors of LTAM.

Name	Address	Principal Occupation
Philip S. Blancato	Ladenburg Thalmann Asset Management, Inc. 153 East 53rd Street, 49th Floor, New York, New York 10022	President
Joseph Giovanniello	Ladenburg Thalmann Asset Management, Inc. 153 East 53rd Street, 49th Floor, New York, New York 10022	SVP/General Counsel
Robert Mateicka	Ladenburg Thalmann Asset Management, Inc. 153 East 53rd Street, 49th Floor, New York, New York 10022	CCO

The following table provides the name, address and principal occupation of the principal executive officers and directors of Ahrens.

Name:	Address	Principal Occupation
Daniel S. Ahrens	Ahrens Advisors, L.P. 1920 Abrams Parkway #373, Dallas, Texas 75214.	President of Ahrens Advisors, LP

Fees Paid

Since inception of the Fund on March 31, 2006, the fees earned by Ahrens, after reducing the Fund’s operating costs in accordance with the current expense limitation agreement between Ahrens and the Trust, on behalf of the Fund, were $0.

Outstanding Shares and Net Assets

As of the Record Date, January 12, 2007, the Fund had 244,187.658 shares outstanding and $2,791,064.93 total net assets.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s Directed Brokerage Policies and Procedures. The Fund does not make portfolio transactions through affiliated brokers.

Interest of Certain Persons in the Proposals

If LTAM is approved as investment manager of the Fund, LTAM and GFS have agreed to enter into a joint venture agreement.  Among other things, under this agreement GFS will assist LTAM with the financial burden of the expense limitation for the Fund, and LTAM will pay GFS 10 of the 90 basis points annual management fee it receives from the Fund.  In addition, LTAM and GFS will share in fee waivers in direct proportion to their respective revenue from the proposed arrangement to the extent required to maintain the Fund’s expense cap.  For GFS, this waiver is separate from its fees as administrator, transfer agent and fund accountant.

The joint venture agreement would further provide that GFS will waive all fees as administrator, transfer agent and fund accountant when the Fund’s assets are at or below $10 million, and will waive 50% of such fees when assets are between $10 and $50 million. To the extent that LTAM and Ahrens are waiving full fees when Fund assets exceed $10 million, and such waivers are insufficient to meet the expense cap, then GFS will waive any additional portion of its fees necessary to meet the expense cap.

The joint venture agreement also would provide that LTAM will not directly assign its duties as investment manager of the Fund to a third party without the consent of Ahrens.  In the event that LTAM directly assigns its duties to a third party, GFS will receive up to 20% of LTAM’s proceeds from the transfer.  However, this amount will not exceed the full amount of all Fund fees waived by GFS from inception, both with respect to GFS’s share of the joint venture revenue with LTAM, and GFS’s fees under GFS’s administration, fund accounting and transfer agency agreements with the Fund.

If any advisory fees are recaptured pursuant to the terms of LTAM’s Expense Limitation Agreement with the Fund, LTAM will reimburse GFS in proportion to its proportion of all waived or reimbursed fees.

Solicitation of Proxies and Voting

In order that you may be represented at the Special Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Proxy Card, dating and signing the form, and mailing the form promptly in the enclosed postage-paid envelope, allowing sufficient time for the form to be received before the Special Meeting.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

A quorum for the Special Meeting will consist of a majority of the shares issued and outstanding and entitled to vote either in person or represented by proxy.  If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from shareholders, the Fund may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions from shareholders.  Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present, in person or by proxy, at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Fund's shareholders.

Unless the voting instructions direct the Fund otherwise, votes pursuant to the enclosed voting instructions will be cast for the Proposed Investment Management Agreement, the Proposed Sub-Advisory Agreement and the Distribution Plan.  Each proposal requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund as of the Record Date; or (ii) 67% or more of the outstanding shares of the Fund as of the Record Date and present at the Special Meeting, if more than 50% of the outstanding shares of the Fund as of the Record Date are present at the Special Meeting in person or by proxy.

Abstentions are counted as shares present for the purpose of determining whether a quorum is present, but are not treated as votes cast with respect to the proposals. Accordingly, abstentions will be treated as votes present at the Special Meeting and will have the same effect as a vote “against” the proposals.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (i) written instruction addressed to Emile R. Molineaux, Secretary, Gaming and Casino Fund, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY  11788.   (ii) attendance at the Special Meeting and voting in person; or (iii) by proper execution and return of a new Proxy Card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the Proposed Investment Management Agreement, Sub-Advisory Agreement or Distribution Plan, which means they will have the effect of a vote against these proposals.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Fund officers, employees or agents asking you to vote. The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

Other Business

The Board of Trustees knows of no other business to be brought before the Special Meeting.  If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.   The Trust does not hold annual or regular meetings of the shareholders.  Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise.  Shareholders wishing to submit proposals for inclusion in the proxy statement for a subsequent meeting of the shareholders of the Trust should send their written proposals to the Secretary of the Trust, 450 Wireless Boulevard, Hauppauge, NY 11788.  They must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

Delivery of Proxy Statements

The Securities and Exchange Commission has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  We are delivering only one proxy statement to multiple shareholders sharing the same address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to: Gaming and Casino Fund, c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788 or call toll-free (877) 843-4223.  Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their financial intermediary or the Fund directly.

EXHIBIT A

Proposed Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT, made as of ____________, 2007 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Ladenburg Thalmann Asset Management,  Inc. (the "Adviser") located at 153 E. 53rd Street, 49th Floor, New York, New York 10022.

W I T N E S S E T H:

 WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

 WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series hereafter referred to as the "Fund”);

 WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory and administrative services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by the Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

      The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services. The Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, the Adviser shall provide the following:

      1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need with respect to the Fund.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions with respect to the Fund which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust with respect to the Fund, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records.  Maintain separate detailed records of all matters pertaining to the Fund, including, without limitation, brokerage and other records of all securities transactions.

      1.2.6 Reports and Filings. With respect to the Fund, assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Trust.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Trust under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Trust, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

      2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefore.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

      2.2.17 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

4. Records.

      4.1 Tax Treatment. The Adviser shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

      4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

5. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

7. Retention of Sub-Adviser.

      Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of the Fund. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, officer of employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 7 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

10. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

11. Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to the Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

12. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

13. Termination of Agreement.

      This Agreement may be terminated as to the Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination as to the Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

14. Use of Name.

      The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name "Northern Lights."

15. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or the Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Fund under the Declaration of Trust are separate and distinct from those of any and all series of the Trust.. The Adviser further understands and agrees that no series of the Trust shall be liable for any claims against any other series of the Trust and that the Adviser must look solely to the assets of the Fund for the enforcement or satisfaction of any claims against the Trust with respect to the Fund.

16. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

17. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By:___________________________

                                      Andrew Rogers

                                      President

                               LADENBURG THALMANN ASSET MANAGEMENT, INC.

                               By:

                                      __________________________

 Philip S. Blancato

 President

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
The Gaming and Casino Fund	0.90%

EXHIBIT B

Proposed Sub-Advisory Agreement

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) made this __ day of __________2007, by and between Ladenburg Thalmann Asset Management, Inc. a corporation organized and existing under the laws of the State of New York (the “Manager”), and Ahrens Advisors, LP, a limited partnership organized and existing under the laws of the State of Texas (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, the Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Manager has been retained to act as investment adviser pursuant to an Investment Management Agreement dated ________________ (the “Investment Management Agreement”) with the Gaming and Casino Fund (the “Fund”), a series of the Northern Lights Fund Trust (the “Trust”), which is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares, each having its own investment objectives and policies and which is authorized to create more series; and

WHEREAS, Section 7 of the Investment Management Agreement permits the Manager, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Investment Management Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Manager desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for the assets of the Fund, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the covenants and the mutual premises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.

Appointment as Sub-Adviser.  The Manager hereby retains the Sub-Adviser to act as investment adviser for and to manage the Fund, subject to the supervision of the Manager and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Fund.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments.  The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Manager and the Trust’s Board, to purchase, hold and sell investments for the Fund and to monitor on a continuous basis the performance of the Fund.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets of the Fund.  The Manager agrees to provide the Sub-Adviser information concerning the Fund, its assets available or to become available for investment, and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to the Fund, act in conformity with the Trust’s Agreement and Declaration of Trust and By-Laws, the Prospectus, and with the instructions and directions received in writing from the Manager or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  The Manager will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect the Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Manager will provide the Sub-Adviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund consistent with such changes, provided the Sub-Adviser has received prior notice of the effectiveness of such changes from the Trust or the Manager.  In addition to such notice, the Manager shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes. The Sub-Adviser will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund with respect to the Fund, but shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-Adviser to the Trust, to the Fund or to the Manager specifically for inclusion in the Prospectus.  The Sub-Adviser hereby agrees to provide to the Manager in a timely manner such information relating to the Sub-Adviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A.

(c)

Voting of Proxies.  The Sub-Adviser shall have the power to vote pursuant to proxy voting policies and procedures that meet the requirements of the Advisers Act, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Manager, the Trust or the Fund or take any action with respect thereto. At the request of the Fund, the Sub-Adviser shall provide the Fund with its recommendations as to the voting of such proxies.

(d)

Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to the prior approval of the Trust’s Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Manager, the Sub-Adviser, or the Trust’s principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

(e)

Code of Ethics.  The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Manager that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Fund, or (ii) identifying any violations which have occurred with respect to the Fund or (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board and subsequently within six months of any material change of thereto.

(f)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Fund, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(g)

Information Concerning  the Fund and the Sub-Adviser.  From time to time as the Manager or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on the assets of the Fund held in the portfolio, all in such detail as the Manager or the Trust may reasonably request.  The Sub-Adviser also will inform the Manager in a timely manner of material changes in portfolio managers responsible for the Fund, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust’s Board to review the Fund.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

(h)

Custody Arrangements.  The Sub-Adviser shall on each business day provide the Manager and the Trust’s custodian such information as the Manager and the Trust’s custodian may reasonably request relating to all transactions concerning the Fund.

(i)

Historical Performance Information.  To the extent agreed upon by the parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Manager in any way or otherwise be deemed an agent of the Fund, the Trust or the Manager.

4.

Expenses.  Other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Manager under the Investment Management Agreement, the Fund is responsible for and has assumed the obligation for payment of all of its expenses, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Manager, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of the Fund or the Manager. The Sub-Adviser shall keep and supply to the Trust and the Manager reasonable records of all such expenses.

5.

Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Manager agrees to pay the Sub-Adviser a monthly fee equal to 40 of the 90 basis points monthly management fee rate that the Fund is obligated to pay the Manager under its Investment Management Agreement with the Manager.  If in any fiscal year the aggregate expenses of the Fund exceed any applicable expense limitation, and the Manager waives all or a portion of its management fee to the extent required to satisfy such limitation, the fee paid to the Sub-Adviser will be reduced in equal proportion to the amount of such waivers.  Any expense reimbursements required to maintain the expense cap will be borne by the Manager, effective as of the date of this Agreement.  To the extent that all or any portion of such waivers and reimbursements are recovered from the Fund under the terms of the Fund’s past or current Expense Limitation Agreements, each of the Sub-Adviser and the Manager shall be entitled to receive its share of the amount recovered in direct proportion to its individual contribution to such waivers or reimbursements, respectively. To the extent that waivers and reimbursements by the Manager required by such limitations are in excess of the Manager's management fee, the fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Manager for all or a portion of such excess reimbursements.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Manager and the Trust as follows:

(a)

The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser  previously provided to the Manager is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser will promptly provide the Manager and the Trust with a complete copy of all subsequent amendments to its Form ADV.

7.

Representations and Warranties of the Manager.  The Manager represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Manager is registered as an investment adviser under the Advisers Act;

(b)

The Manager is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Manager of this Agreement are within the Manager’s powers and have been duly authorized by all necessary action on the part of its manager, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager;

(d)

The Form ADV of the Manager as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Manager and the Trust have duly entered into the Investment Management Agreement pursuant to which the Trust authorized the Manager to enter into this Agreement.

8.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Manager pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

9.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Fund.  The Sub-Adviser shall not be liable for any loss arising out of any investment hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. As used in this Section 9, the term “Sub-Adviser” shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that corporation itself.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Manager, the Trust and the Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Manager, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Notwithstanding any other provision in this Agreement, the Sub-Adviser will indemnify the Manager, the Trust and the Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Manager, the Trust and the Fund and their respective affiliates and controlling persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information. As used in this Section 9, the terms “Manager” and “Trust” shall include directors, officers, employees and other agents of the Manager or Trust as well as that entity itself.

The Manager shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Manager’s breach of this provision or its representations and warranties herein; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

10.

Duration and Termination.

(a)

Duration.  This Agreement, unless sooner terminated as provided herein, shall for the Fund listed on Exhibit A attached hereto remain in effect from the date of execution or, if later, the date the initial capital to a series of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination.  This Agreement may be terminated at any time, without the payment of any penalty by:  (1) by the vote of a majority of the Board or by the Manager, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Manager and the Trust; or (3) by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment or upon the termination of the Investment Management Agreement.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

11.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board and (b) the vote of a majority of those trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC, by a vote of the majority of the Fund’s outstanding securities.

12.

Confidentiality.  Subject to the duties of the Manager, the Trust (and the Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Manager, the Trust, and the Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P ( 17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose any non-public personal information, except as permitted or required by law, as defined in Regulation S-P, received from the Trust or the Manager, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

13.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)

If to the Manager:

Philip S. Blancato

153 E. 53rd Street

49th Floor

New York, New York 10022

(b)

If to the Sub-Adviser:

Daniel S. Ahrens

Ahrens Advisors, LP

1920 Abrams Parkway #373

Dallas, Texas 75214.

14.

Governing Law.  This Agreement shall be governed by the internal laws of the Commonwealth of Virginia without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.

Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

16.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” shall refer to the Fund for which the Sub-Adviser provides investment management services and as is listed on Exhibit A to this Agreement.

18.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

19.

Anti-Money Laundering Compliance.  The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations (“BSA”), the Fund has adopted an Anti-Money Laundering Policy.  The Sub-Adviser agrees to comply with the Fund’s Anti-Money Laundering Policy and the BSA, as the same may apply to the Sub-Adviser, now and in the future.  The Sub-Adviser further agrees to provide to the Fund and/or the Trust such reports, certifications and contractual assurances as may be requested by the Fund or the Trust.

20.

Certifications; Disclosure Controls and Procedures.  The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures.  To the extent reasonably requested by the Trust or the Fund, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust, the Fund, and the Manager of any material development related to the Trust or the Fund that the Sub-Adviser believes is relevant to the certification obligations of the Fund under the Sarbanes-Oxley Act.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

MANAGER

Ladenburg Thalmann Asset Management, Inc.

By:

Name: Philip S. Blancato

Title: President

SUB-ADVISER

Ahrens Advisors, LP

By:

Name: Daniel S. Ahrens

Title: President

Exhibit A

GAMING AND CASINO FUND

EXHIBIT C

Proposed Distribution Plan

DISTRIBUTION PLAN AND AGREEMENT PURSUANT TO RULE 12B-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

PLAN AND AGREEMENT made as of December 18, 2006 by and between Northern Lights Fund Trust (the "Trust") on behalf of its separate series, The Gaming and Casino Fund (the “Fund”) and the Trust’s distributor (the “DISTRIBUTOR”), Ladenburg Thalmann & Co., Inc..

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which offers for public sale separate series of shares of beneficial interest, each corresponding to a distinct portfolio which may be further divided into separate classes of shares (the "Shares"); and

WHEREAS, the Trust has entered into a Distribution Agreement (the "Distribution Agreement") with DISTRIBUTOR pursuant to which DISTRIBUTOR has agreed to serve as the distributor of the Shares; and

WHEREAS, the Trust desires to adopt this Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Funds set forth in Appendix A, and of such other series as may hereafter be designated (the "Funds") by the Trust's Board of Trustees (the "Board") pursuant to which the Trust, with respect to each Fund, will pay an account maintenance and a distribution fee to DISTRIBUTOR in connection with the distribution of  Shares of the Fund; and

WHEREAS, DISTRIBUTOR desires to serve as distributor of the Shares and to provide, or arrange for the provision of distribution services pursuant to the Plan;

NOW THEREFORE, the parties agree as follows:

1.  A. Each Fund is authorized to pay to DISTRIBUTOR, as compensation for DISTRIBUTOR's account maintenance services under this Plan and Agreement, an account maintenance fee, and, as compensation for DISTRIBUTOR's sales and promotional activities and services under this Plan and Agreement, a distribution fee at the combined rate of 0.25%, on an annualized basis of the average net assets attributable to the Fund.  Such fees are to be paid by each Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the applicable Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. DISTRIBUTOR shall use such fee, among other things, to make the payments contemplated by Paragraph 2(B) below and to pay interest and principal where such payments have been financed.

B. Any Fund may pay fees to DISTRIBUTOR at a lesser rate than the fees specified in Section 1.A. of this Plan and Agreement as agreed upon by the Board and DISTRIBUTOR and as approved in the manner specified in subsections (a) and (b) of Paragraph 3 of this Plan.

2.  A. The Trust hereby authorizes DISTRIBUTOR to enter into Sub-Agreements with certain securities dealers or brokers, administrators and others ("Recipients") to provide compensation to such Recipients based on the net asset value of shares of the Fund held by clients or customers of that Recipient, for activities and services of the type referred to in Paragraph (B) of this Paragraph 2.

B. DISTRIBUTOR shall provide, or arrange for Recipients with which DISTRIBUTOR has entered into Sub-Agreements to provide, distribution and account maintenance services. The distribution services shall include assistance in the offering and sale of shares of each Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective Recipients including any advertising or marketing services provided by or arranged by DISTRIBUTOR with respect to a Fund. The account maintenance services shall include answering routine inquiries concerning a Fund; assisting in the maintenance of accounts or sub-accounts in a Fund and in processing purchase or redemption transactions; making a Fund's investment plans and shareholder services available; and providing such other information and services to investors in shares of a Fund as DISTRIBUTOR or the Trust, on behalf of the Fund, may reasonably request.

3.  This Plan shall not take effect with respect to any Fund unless it has been approved, together with any related agreements, by a majority vote, cast in person at a meeting (or meetings) called for the purpose of voting on such approval, of: (a) the Board; and (b) those Trustees of the Trust who are not "interested person" of the Trust and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto (the "Independent Trustees").

4.  This Plan may continue in full force and effect with respect to a Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in subsections (a) and (b) of paragraph 3.   This Agreement supersedes and replaces any prior agreements between the Trust and the DISTRIBUTOR regarding the subject mater hereof.

5.  DISTRIBUTOR shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to each Fund by DISTRIBUTOR under this Plan and the purposes for which such expenditures were made.

6.  The Trust or any Fund may terminate this Plan at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the affected Fund. DISTRIBUTOR may terminate this Plan with respect to the Trust or any Fund, without payment of penalty, upon sixty (60) days written notice to the Trust or the affected Fund. Notwithstanding the foregoing, this Plan shall terminate automatically in the event of its assignment.

7.  This Plan may not be amended to increase materially the amount of fees to be paid by a Fund unless such amendment is approved by a vote of a majority of the outstanding shares of the affected Fund, and no material amendment to the other provisions of this Plan shall be made unless approved in the manner provided for approval and annual renewal in subsections (a) and (b) of Paragraph 3 hereof.

8.  The amount of distribution and account maintenance fees payable by any Fund to DISTRIBUTOR under this Plan and the amounts received by DISTRIBUTOR under the Distribution Agreement may be greater or lesser than the expenses actually incurred by DISTRIBUTOR on behalf of such Fund in serving as Distributor of the Shares. The distribution and account maintenance fees with respect to a Fund will be payable by such Fund to DISTRIBUTOR until either this Plan or the Distribution Agreement is terminated or not renewed with respect to the Shares of that Fund. If either this Plan or the Distribution Agreement is terminated or not renewed with respect to the Shares of any Fund, any distribution expenses incurred by DISTRIBUTOR on behalf of the Fund which are in excess of payments which DISTRIBUTOR has received or accrued through the termination date shall be the sole responsibility and liability of DISTRIBUTOR, and are not obligations of the Fund.

9.  While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be made solely at the discretion of the Trustees who are not interested persons of the Trust.

10. As used in this Plan, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the same meanings as those terms have in the 1940 Act.

11. The Trust shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 5 hereof for a period of not less than six years from the date thereof, the first two years in an easily accessible place.

12. The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or any Fund under this Plan, and DISTRIBUTOR or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Trust or such Fund in settlement of any such right or claim, and not to such Trustees or shareholders.

IN WITNESS WHEREOF, the Trust and DISTRIBUTOR have executed this Distribution Plan and Agreement as of the date first set forth above.

NORTHERN LIGHTS FUND TRUST

Attest:

By:

Emile Molineaux

Andrew Rogers

               Secretary

President

LADENBURG THALMANN & CO., INC.

Attest:

By:

Appendix A

The Gaming and Casino Fund

[This page intentionally left blank]

NORTHERN LIGHTS FUND TRUST

THE GAMING AND CASINO FUND

Proxy for a Special Meeting of Shareholders

February 23, 2007

The undersigned hereby constitutes and appoints the following officers of the Trust: Andrew B. Rogers, Emile R. Molineaux and Kevin Wolf, or any one of them, with the power of substitution and resubstitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the Record Date at the Special Meeting of the Shareholders of the Gaming and Casino Fund (the “Fund”) to be held at  the offices of the Trust, 450 Wireless Boulevard, Hauppauge, NY 11788, on the 23rd day of February 2007 at 10 a.m. (local time), or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said proxies may lawfully do by virtue thereof.

THE BOARD OF TRUSTEES OF NORTHERN LIGHTS FUND TRUST RECOMMENDS A VOTE FOR THE FOLLOWING:

This proxy will be voted as specified below with respect to the action to be taken on the following proposals.

1.

To approve an investment management agreement between Northern Lights Fund Trust, on behalf of the Gaming and Casino Fund (the “Fund”), and Ladenburg Thalmann Asset Management Inc. (“LTAM”).

FOR_______            AGAINST_________           ABSTAIN________

2.   To approve a sub-advisory agreement between LTAM and Ahrens Advisors, LP.

FOR_______            AGAINST_________           ABSTAIN________

3.

To approve, on behalf of the Fund, a Rule 12b-1 plan of distribution for the Fund.

FOR_______            AGAINST_________           ABSTAIN________

IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said proxies shall vote in accordance with their best judgment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Please sign, date and return the proxy card promptly using the enclosed postage-paid envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “for” Proposal 1, Proposal 2 and Proposal 3.

By signing and dating this card, you are authorizing the proxies to vote on Proposal 1, Proposal 2 and Proposal 3 as marked.  If not marked, proxies will vote “for” the Proposal(s) and as they see fit on any other matter as may properly come before the Special Meeting.  If you do not intend to personally attend the Special Meeting, please complete and mail this card at once in the enclosed postage-paid envelope.

___________________________________________                      ___________________

SIGNATURE                                                                                      DATE

___________________________________________                      ___________________

SIGNATURE (JOINT OWNER)                                                          DATE

___________________________________________

TITLE (IF NECESSARY)

This proxy is solicited on behalf of the Trust’s Board of Trustees, who unanimously recommends that you vote “FOR” the Proposals.